Loans receivable (Tables)	6 Months Ended
Jun. 30, 2026
Loans receivable.
Schedule of loans receivable

	2026	2025
Balance at January 1	1,490	226
New loans granted	94	1,171
Repayments of principal	(1,086)	(401)
Interest charged	17	22
(Write-off)/write-back of loans receivable	—	415
Foreign exchange (gain) / loss	(5)	57
Expected credit losses/change in fair value	—	4,328
Conversion of loan receivable into shares	—	(4,328)
Balance at June 30 / December 31	510	1,490